Exhibit 10.1

MONOGRAM TECHNOLOGIES INC

PUBLIC OFFERING SUBSCRIPTION AGREEMENT

Units consisting of one share of 8.00% Series D Convertible Cumulative Preferred Stock and one Common Stock Purchase Warrant

Monogram Technologies Inc. (the “Company”) is offering up to a maximum of 4,444,445 units (each a “Unit” and collectively, the “Units”) consisting of one share of 8.00% Series D Convertible Cumulative Preferred Stock (the “Series D Preferred Stock”) and one Common Stock Purchase Warrant (the “Warrant”).

The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Securities Act”), with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-3 (Registration No. 333-279927), including a base prospectus, relating to certain securities, including the Units being offered, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). The Company has filed a prospectus supplement to the base prospectus, dated July 9, 2024, included as part of such registration statement at the time the registration statement became effective, which prospectus supplement specifically relates to the Units (including any subsequently filed prospectus supplement relating to the units the “Prospectus Supplement”). Capitalized terms used but not defined herein shall have the meanings given to them in the Prospectus Supplement.

Each Unit will be sold at a public offering price of $2.25.

I understand that if I wish to purchase Units, I must complete this Subscription Agreement and submit the applicable Subscription Price as set forth herein. Subscription funds will be held by and at an FDIC insured bank in compliance with SEC Rule 15c2-4, with funds released to the Company at closing, as described in the Prospectus Supplement through a clearing firm or an escrow account. I may pay the Subscription Price either though my brokerage account held with the clearing firm or by forwarding funds directly to the escrow account. The escrow account will be maintained by Enterprise Bank and Trust. In the event that the offering is terminated, then the Units will not be sold to investors pursuant to this offering and all funds will be returned to investors from escrow without interest or deduction. If any portion of the Units is not sold in the offering, any funds paid by me for such portion of the Units will be returned to me promptly, without interest or deduction.

1. I understand that the Company reserves the right to, in its sole discretion, accept or reject this Subscription, in whole or in part, for any reason whatsoever, and to the extent not accepted, unused funds maintained in my account or transmitted herewith shall either, as the case may be, not be debited from my account or be returned to the undersigned in full, with any interest accrued thereon or deduction.

2. I have received the Prospectus Supplement.

3. I accept the terms set forth in (a) Certificate of Incorporation of the Company and the Certificate of Designation of Preferences Rights and Limitations of Series D Preferred Stock and (b) the Warrant.

4. I am purchasing the Units for my own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof.

5. I hereby represent and warrant that I am not on, and am not acting as an agent, representative, intermediary or nominee for any person identified on, the list of blocked persons maintained by the Office of Foreign Assets Control, U.S. Department of Treasury. In addition, I have complied with all applicable U.S. laws, regulations, directives, and executive orders relating to anti-money laundering, including but not limited to the following laws: (1) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56; and (2) Executive Order 13224 (Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) of September 23, 2001. By making the foregoing representations you have not waived any right of action you may have under federal or state securities law. Any such waiver would be unenforceable. The Company will assert your representations as a defense in any subsequent litigation where such assertion would be relevant. This Subscription Agreement and all rights hereunder shall be governed by, and interpreted in accordance with, the laws of the State of Delaware without giving effect to the principles of conflict of laws.

6. Digital (“electronic”) signatures, often referred to as an “e-signature”, enable paperless contracts and help speed up business transactions. The 2001 E-Sign Act was meant to ease the adoption of electronic signatures. The mechanics of this Subscription Agreement's electronic signature include your signing this Agreement below by typing in your name, with the underlying software recording your IP address, your browser identification, the timestamp, and a securities hash within an SSL encrypted environment. This electronically signed Subscription Agreement will be available to both you and the Company, as well as any associated brokers, so they can store and access it at any time, and it will be stored and accessible from Digital Offering servers. You and the Company each hereby consent and agree that electronically signing this Agreement constitutes your signature, acceptance and agreement as if actually signed by you in writing. Further, all parties agree that no certification authority or other third party verification is necessary to validate any electronic signature; and that the lack of such certification or third party verification will not in any way affect the enforceability of your signature or resulting contract between you and the Company. You understand and agree that your e-signature executed in conjunction with the electronic submission of this Subscription Agreement shall be legally binding and such transaction shall be considered authorized by you. You agree your electronic signature is the legal equivalent of your manual signature on this Subscription Agreement and you consent to be legally bound by this Subscription Agreement's terms and conditions. Furthermore, you and the Company each hereby agree that all current and future notices, confirmations and other communications regarding this Subscription Agreement specifically, and future communications in general between the parties, may be made by email, sent to the email address of record as set forth in this Subscription Agreement or as otherwise from time to time changed or updated and disclosed to the other party, without necessity of confirmation of receipt, delivery or reading, and such form of electronic communication is sufficient for all matters regarding the relationship between the parties. If any such electronically sent communication fails to be received for any reason, including but not limited to such communication being diverted to the recipient’s spam filters by the recipient’s email service provider, or due to a recipient's change of address, or due to technology issues by the recipient’s service provider, the parties agree that the burden of such failure to receive is on the recipient and not the sender, and that the sender is under no obligation to resend communications via any other means, including but not limited to postal service or overnight courier, and that such communications shall for all purposes, including legal and regulatory, be deemed to have been delivered and received. No physical, paper documents will be sent to you, and if you desire physical documents then you agree to be satisfied by directly and personally printing, at your own expense, the electronically sent communication(s) and maintaining such physical records in any manner or form that you desire.

7. Delivery Instructions. All shares will be retained at the transfer agent Equity Stock Transfer (all shares will be in book entry. On closing you will receive a notice of your holdings delivered to the address of record above).

8. Jury Trial Waiver. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED IN CONTRACT, TORT BUT NOT INCLUDING CLAIMS UNDER THE FEDERAL SECURITIES LAWS) ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE ACTIONS OF EITHER PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF. EACH OF THE PARTIES HERETO ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF SUCH PARTY. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SUBSCRIPTION AGREEMENT. IN THE EVENT OF LITIGATION, THIS SUBSCRIPTION AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. BY AGREEING TO THIS WAIVER, THE SUBSCRIBER IS NOT DEEMED TO WAIVE THE COMPANY’S COMPLIANCE WITH THE FEDERAL SECURITIES LAWS AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

Digital Offering, LLC, the managing broker dealer, is registered with the Securities and Exchange Commission (“SEC”) as broker-dealers. Brokerage and investment advisory services and fees differ, and it is important for you to understand the differences. The Client Relationship Summary provides details about brokerage and advisory services, fees, and other important information. For Digital Offering, please review the information prior to submitting this indication at https://www.digitaloffering.com/_files/ugd/99208b_d8863d2146894a828d4fb744e5f96fd5.pdf

Your Consent is Hereby Given: By signing this Subscription Agreement electronically, you are explicitly agreeing to receive documents electronically including your copy of this signed Subscription Agreement as well as ongoing disclosures, communications and notices.

SIGNATURES:

THE UNDERSIGNED HAS THE AUTHORITY TO ENTER INTO THIS SUBSCRIPTION AGREEMENT ON BEHALF OF THE PERSON(S) OR ENTITY REGISTERED ABOVE.

Monogram Technologies Inc.

SUBSCRIPTION AGREEMENT SIGNATURE PAGE

The undersigned, desiring to purchase Units of Monogram Technologies Inc. by executing this signature page, hereby executes, adopts and agrees to all terms, conditions and representations of the Subscription Agreement.

(b) The Securities being subscribed for will be owned by, and should be recorded on the Corporation's books as follows:

Full legal name of Subscriber (including middle name(s), for individuals):	Number of securities: Units Aggregate Subscription Price: $0.00 USD

TYPE OF OWNERSHIP:
(Name of Subscriber)	If the Subscriber is individual:	If the Subscriber is not an individual:

By:
(Authorized Signature)	☐ Individual

(Official Capacity or Title, if the Subscriber is not an individual)	☐ Joint Tenant

☐ Tenants in Common

☐ Community Property

(Name of individual whose signature appears above if different than the name of the Subscriber printed above.)	If interests are to be jointly held:
Name of the Joint Subscriber:

Social Security Number of the Joint Subscriber:
(Subscriber’s Residential Address, including Province/State and Postal/Zip Code)

Taxpayer Identification Number	Check this box if the securities will be held in a custodial account: ☐

(Telephone Number)	Type of account:

(Offline Investor)	EIN of account:
(E-Mail Address)
Address of account provider:

ACCEPTANCE

The Corporation hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement.

Dated as of

Monogram Technologies Inc.

By:
Authorized Signing Officer